UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 22, 2007

                            Industrial Minerals, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



        000-30651                                              11-3763974
 ----------------------                                     -----------------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

     2904 South Sheridan Way, Suite #100, Oakville, Ontario, Canada L6J 7L7
     -----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905)-829-0220

                  ---------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01. Other Events.

On November 22, 2007, Industrial Minerals, Inc., (IDSM) the Company issued two press releases. The first release related to IDSM's engaging a placement agent to conduct a brokered private placement of special warrants to raise, on a best efforts agency basis, up to US $5.0 million. The Press Release regarding the private placement agent is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The second press release announced the receipt of a draft technical report that was prepared under, and is compliant with, Canada's National Instrument 43-101 - Standards of Disclosure for Mineral Projects ("NI 43-101") from Geostat Systems International Inc. ("Geostat"), a leading international engineering and geological services firm. The Press Release regarding the draft technical report is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this 8-K (including Exhibits 99.1 and 99.2) is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains "forward-looking statements" that do not convey historical information, but relate to predicted or potential future events, such as statements of our plans, strategies and intentions. These statements can often be identified by the use of forward-looking terminology such as "believe," "expect," "intend," "may," "will," "should," or "anticipate" or similar terminology. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except for IDSM's ongoing obligations to disclose material information under the federal securities laws, IDSM undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



Item 9.01.   Financial Statements and Exhibits

     (d)  The following exhibits are filed with this report:


Exhibit Number             Description


99.1                       Press Release dated November 22, 2007
99.2                       Press Release dated November 22, 2007



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            INDUSTRIAL MINERALS, INC.

                                  (Registrant)

                            Dated: November 29, 2007

                               /s/ Robert Dinning
                               ------------------
                     Robert Dinning, Chief Financial Officer